Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of May 11, 2015 (this “Amendment”) is entered into among EARTHLINK HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and REGIONS BANK, in its capacities as Administrative Agent and Collateral Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, in its capacities as Administrative Agent and Collateral Agent, entered into that certain Amended and Restated Credit Agreement dated as of May 29, 2013 (as amended, modified, supplemented or extended from time to time, including pursuant to that certain First Amendment to Credit Agreement dated as of December 31, 2013 and that certain Second Amendment to Credit Agreement dated as of November 19, 2014, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (by act of the Required Lenders) amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 6.8 of the Credit Agreement is restated in its entirety to read as follows:

Section 6.8                                    Use of Proceeds.  The Credit Parties will use the proceeds of the Credit Extensions for (a) working capital, (b) Permitted Acquisitions, (c) capital expenditures, (d) the refinancing of Indebtedness under the ITC^Deltacom Notes on the Effective Date, (e) the purchase, repurchase, prepayment or redemption of the Senior Secured Notes and the 2019 Notes and (f) other general corporate purposes, in each case not in contravention of Applicable Laws or of any Credit Document.  No portion of the proceeds of any Credit Extension shall be used in any manner that causes such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System as in effect from time to time or any other regulation thereof or to violate the Exchange Act.

(b)                                 Clause (b) of Section 7.12 of the Credit Agreement is restated in its entirety to read as follows:

(b)                                 make any prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than the Indebtedness under the Credit Documents and Indebtedness permitted under Section 7.1(b)) other than (i) regularly scheduled payments of principal and interest on such Funded Debt, (ii) in connection with (A) a refinancing or refunding permitted hereunder or (B) any prepayment, redemption, defeasance or acquisition for value of Funded Debt out of the proceeds of any equity offering of the Borrower and (iii) the purchase, repurchase, prepayment or redemption of Senior Secured Notes and/or those certain 8-7/8% senior notes of the Borrower due 2019 (the “2019 Notes”) issued pursuant to that certain Indenture, dated as of May 17, 2011 between the Borrower, the guarantor parties thereto and Deutsche Bank Trust Company Americas, as Trustee, provided that, with respect to this clause (iii), (A) no Default or Event of Default then exists or would arise after giving effect thereto, (B) such purchase, repurchase, prepayment or redemption is made on or before June 30, 2016, (C) such purchase, repurchase, prepayment or redemption is made using only available and unencumbered cash of the Borrower and/or proceeds of Revolving Loans in an aggregate amount not to exceed $100,000,000, (D) any such purchase, repurchase, prepayment or redemption is made in accordance with the terms of the indentures (and supplements thereto) applicable to the Senior Secured Notes and/or the 2019 Notes, as applicable and (E) after giving effect to such purchase, repurchase, prepayment or redemption on a Pro Forma Basis, the Consolidated Net Total Leverage Ratio does not exceed 3.25:1.0.

2.                                      Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)                                 Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)                                 Payment by the Borrower of a fee to each Lender executing this Amendment in an amount equal to 0.10% of such Lender’s Revolving Commitment;

(c)                                  Payment by the Borrower to the Administrative Agent and Regions Capital Markets, a division of Regions Bank, all fees due and payable to the Administrative Agent and Regions Capital Markets, a division of Regions Bank, on the date hereof; and

(d)                                 Payment by the Borrower of the out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent, including without limitation, the fees and expenses of Moore & Van Allen PLLC.

3.                                      Miscellaneous.

(a)                                 Each of the Credit Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents, (iii) agrees that (A) its obligations under each of the Credit Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(b)                                 Each of the Credit Parties hereby represents and warrants as follows:

(i)                                     Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by such Credit Parties and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to

(A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(c)                                  Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and in each other Credit Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)                                  This Amendment shall be deemed to be, and is, a “Credit Document.”

(f)                                   This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EARTHLINK HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:	BTI TELECOM CORP.
BUSINESS TELECOM OF VIRGINIA, INC.
BUSINESS TELECOM, INC.
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE COMMUNICATIONS RESALE L.L.C.
CHOICE ONE OF NEW HAMPSHIRE INC.
CONNECTICUT BROADBAND, LLC
CONNECTICUT TELEPHONE & COMMUNICATION SYSTEMS, INC.
CONVERSENT COMMUNICATIONS LONG DISTANCE, LLC
CONVERSENT COMMUNICATIONS OF CONNECTICUT, LLC
CONVERSENT COMMUNICATIONS OF MAINE, LLC
CONVERSENT COMMUNICATIONS OF MASSACHUSETTS, INC.
CONVERSENT COMMUNICATIONS OF NEW HAMPSHIRE, LLC
CONVERSENT COMMUNICATIONS OF NEW JERSEY, LLC
CONVERSENT COMMUNICATIONS OF NEW YORK, LLC
CONVERSENT COMMUNICATIONS OF PENNSYLVANIA, LLC

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

CONVERSENT COMMUNICATIONS OF RHODE ISLAND, LLC
CONVERSENT COMMUNICATIONS OF VERMONT, LLC
CONVERSENT COMMUNICATIONS RESALE L.L.C.
CTC COMMUNICATIONS CORP.
CTC COMMUNICATIONS OF VIRGINIA, INC.
DELTACOM, LLC
EARTHLINK BUSINESS HOLDINGS, LLC
EARTHLINK BUSINESS, LLC
EARTHLINK CARRIER, LLC
EARTHLINK JIGSAW I, LLC
EARTHLINK MANAGED SERVICES, LLC
EARTHLINK SHARED SERVICES, LLC
ITC^DELTACOM, INC.
LIGHTSHIP TELECOM, LLC
US XCHANGE INC.
US XCHANGE OF ILLINOIS, L.L.C.
US XCHANGE OF INDIANA, L.L.C.
US XCHANGE OF MICHIGAN, L.L.C.
US XCHANGE OF WISCONSIN, L.L.C.

By:	/s/ Louis M. Alterman
Name:	Louis M. Alterman
Title:	Executive Vice President, Chief Financial Officer

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Dan Komitor
Name:	Dan Komitor
Title:	Senior Relationship Manager

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

JEFFERIES FINANCE LLC,
as a Lender

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT

JFIN REVOLVER CLO 2014,
By:	Jefferies Finance LLC, as
Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.

THIRD AMENDMENT